Exhibit 99.3 Excerpt From Dominion Energy, Inc. Presentation Slides Dated November 2019

Business updates

Updated reporting segments: Overview

Dominion Energy

	Dominion Energy Virginia	Dominion Energy Gas Transmission & Storage	Dominion Energy Gas Distribution	Dominion Energy South Carolina	Dominion Energy Contracted Generation
States of operation	VA, NC	NY, CT, PA, MD, OH, WV, VA, WY, UT, CO, NC, SC, GA	ID, WY, UT, OH, WV, NC	SC	UT, CT, CA, IN, Southeast U.S.
2020E operating earnings contribution	40%—45%	25%—30%	10%—15%	10%—15%	<10%
Description	▪ Electric distribution, transmission, & generation	▪ Gas pipelines & storage, import/export	▪ Gas distribution	▪ Electric distribution, transmission, generation & gas distribution	▪ Millstone and long-term contracted solar


VA
NC
NY
CT
PA
MD
WY
OH
WV
VA
UT
CO
NC
SC
GA
ID
WY
UT
OH
WV
NC
SC
UT
CT
CA
IN
Southeast U.S.

Note: Updated reporting segments expected to be complete by year-end 2019

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements.

Business updates

Updated reporting segments: Financing structure overview



Dominion Energy (DEI)
Dominion Energy Virginia
Dominion Energy Gas Transmission & Storage
Dominion Energy Gas Distribution
Dominion Energy South Carolina
Contracted Generation
New DEGH
VEPCO
DETI
Cove Point
Questar Pipeline
Carolina Gas
Iroquois (50%)
ACP
DEO
Questar Gas
PSNC
DE Hope
DESC
Millstone
Solar
Dominion Energy ratings targets:
HoldCos: High-BBB range
OpCos: A range
Short-term: Committed to A2/P2/F2 at parent

Outline denotes existing financing at asset/business level

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements.

DEGH as of 9/30/19 Updated reporting segments: Financing DEGH today Business updates Dominion Energy Transmission (DETI) Dominion Energy Gas Holdings (DEGH) is an existing financing entity DEGH will become the primary financing vehicle for the new Dominion Energy Gas Transmission & Storage segment Asset additions to DEGH: Cove Point (75% & unlevered) Questar Pipeline Carolina Gas Transmission Iroquois (25%) Asset subtractions from DEGH: Dominion Energy East Ohio (+/-) adjustments Dominion Energy East Ohio (DEO) Iroquois (25%) (+) Cove Point (75% & unlevered) (+) Questar Pipeline (+) Carolina Gas Transmission (+) Iroquois (25%) (-) Dominion Energy East Ohio (DEO) Dominion Energy Transmission (DETI) Cove Point (75% & unlevered) Questar Pipeline Carolina Gas Transmission Iroquois (50%) Commentary Changes to DEGH

Business updates

Updated reporting segments: Financing

Q&A

- Do these modifications change your existing DEGH 2019 financing plans of $500—$700M?
  - We now expect long-term debt issuance of $1.2 to $1.8B during Q4 2019
- What is status of the existing Cove Point-related $3B term loan?
  - Debt currently resides outside of DEGH
  - Expect to repay near year-end with proceeds from DEGH offering and Cove Point recapitalization proceeds
- How will Dominion Energy consolidated debt change by year-end vs. Q3 balances?
  - Expect lower total debt by up to ~$2B
- How will DEO be financed in the future? Does it have any third-party debt today?
  - DEO doesn't have any third-party debt today though we expect some form of standalone financing during 2020

DEGH financial statistics

	As of 9/30/19	Expected (by 12/31/19)
DEGH-level LT debt	$4.1B	~$4.8B—$5.4B[1]
DEGH-level comm. paper	0.3B	0.3B
Asset-level debt	—	0.4B[2]
Total debt	$4.3B	~$5.5—$6.1B
EBITDA[3]	LTM: ~$0.9B	2020E: ~$1.5B
Total debt to EBITDA	LTM: ~5x	2020E: ~4x
Target equity capitalization	50%+ *Serves as regulatory reference balance sheet*	

[1] Based on LT debt of $4.1B at 9/30/19 plus illustrative new issuance of $1.2B to $1.8B less LT debt retirements of ~$450M by year-end
[2] Includes $430M of existing Questar Pipeline private placement notes
[3] See slide 26 for additional information regarding non-GAAP estimate and reconciliation to GAAP

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements.

Business updates

New DEGH

Highlights

- ✓ Aligns financing and reporting segments: Improved balance sheet management and transparency
- ✓ Increased scale: EBITDA up by 60%+
- ✓ Enhanced diversity: Business + geography
- ✓ Best-in-class asset portfolio
    - ✓ 100% regulated + "like"
    - ✓ Demand-pull, utility-centric customer profile
    - ✓ *De minimus* commodity exposure
    - ✓ 10+ year remaining contract life
    - ✓ Strong IG counterparties

Estimated 2020E EBITDA contribution by asset



Carolina Gas
Iroquois
Questar Pipeline
Cove Point[1]
2020E EBITDA: ~$1.5 billion[2]
DETI

[1] Includes import/export/storage/pipeline
[2] See slide 26 for additional information regarding non-GAAP estimate

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements.

New DEGH Business updates Note: Remaining contract terms as of 1/1/2019 ¹ Includes import/export/storage/pipeline FERC gas pipelines and storage (55%) Cove Point¹ (45%) Demand-pull utility customer base No direct commodity exposure ~7 year remaining contract life Demand-pull international utility offtake No direct commodity exposure 19 year remaining export take-or-pay “tolling” contracts with full parent guarantees 100% Regulated / regulated-like, long-term contracted assets with de minimus commodity exposure Expected EBITDA contribution Attractive business risk profile

Business updates

New DEGH

Revenue mix by customer profile



Other
21%
U.S. utilities
29%
Power gen /
pipelines
10%
~80%
demand pull
by revenue
Int'l utilities
(Cove Point)
40%[1]

Commentary

- ✓ ~95% pipeline capacity contracted
- ✓ ~100% storage capacity contracted
- ✓ 100% of import/export contracted (20-year take-or-pay contracts with IG international utilities)
- ✓ Dominion Energy LDC affiliates represent the largest customers for Questar Pipeline and Carolina Gas

[1] Represents Tokyo Gas, Kansai Electric, and GAIL India as customers of Cove Point liquefaction

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements.

Business updates

New DEGH

	DETI	Iroquois	Carolina Gas	Questar Pipeline	Cove Point
Description	Natural gas transmission/storage	Natural gas transmission	Natural gas transmission	Natural gas transmission / storage	LNG import / Export/LNG Transmission
Regulation	FERC	FERC	FERC	FERC	FERC
Historically stable cash flows	✓	✓	✓	✓	✓
Attractive customer and contract profile	✓	✓	✓	✓	✓
Commodity exposure	✗	✗	✗	✗	✗
Geographic diversity	Northeast	Northeast	Southeast	West	International

Attractive diverse and contracted assets with no commodity exposure

Please refer to page 2 for risks and uncertainties related to projections and forward looking statements.

Appendix

($M) 12 months as of 12/31/2018 Less: 9 months as of 9/30/2018 Plus: 9 months as of 9/30/2019 Equals: LTM as of 9/30/2019 Net income $301 $317 $255 $239 Plus: income tax expense 86 111 73 48 Plus: interest and related charges 105 79 77 103 Plus: depreciation and amortization 244 173 188 259 Plus: impairment of assets and other charges 346 127 13 232 Less: gain on sales of assets (119) (116) (7) (10) Equals: EBITDA $963 $691 $599 $871 DEGH EBITDA (last twelve months (“LTM”) as of 9/30/2019 FY 2020E EBITDA expectations Reconciliation of net income to EBITDA as projected for full-year 2020 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for EBITDA. Appendix Reconciliation of measures prepared in accordance with Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures Note: LTM and 9 months as of 9/30/2019 EBITDA figures include the impact of an approximate $75M pre-tax non-reoccurring charge related to the Voluntary Retirement Program or VRP